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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated January 17, 1997 on the consolidated financial statements of Trustmark Corporation and to all references to our Firm included in or made a part of this Registration Statement on Form S-4.

                                        /s/ Arthur Andersen LLP
                                        ------------------------------
                                        ARTHUR ANDERSEN LLP

Jackson, Mississippi,
July 7, 1997.